UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2007
         ---------------------------------------------------------------


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


   Maryland                        001-09279                        13-3147497
   ---------------------------------------------------------------------------
   (State or other            (Commission file No.)              (IRS Employer
     jurisdiction of                                                I.D. No.)
     incorporation)


           60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
           ----------------------------------------------------------
           (Address of principal executive offices)        (Zip code)

                                 516-466-3100
               -------------------------------------------------
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

On March 15, 2007, the registrant closed an amendment to its revolving credit facility with VNB New York Corp., Bank Leumi, USA, Manufacturers and Traders Trust Company and Israel Discount Bank of New York, pursuant to which (i) the term of the credit facility was extended from March 31, 2007 to March 31, 2010,
(ii) the interest rate under the credit facility was reduced to the lower of LIBOR plus 2.15% or the banks' prime rate and (iii) the minimum net worth requirement under the credit facility was increased from $135 million to $147.5 million. Except for these changes, no other material changes were made to the credit facility documents. In connection with the amendment, the registrant paid an aggregate of approximately $650,000 in commitment fees and expenses.

Reference is made to the registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on June 8, 2004.

Item 2.03 Creation of a Direct Financial Obligation or Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 9.01    Financial Statements and Exhibits.

      (a)    Financial Statements of Businesses Acquired.

             Not applicable.

      (b)    Pro Forma Financial Information.

             Not applicable.

      (c)    Shell Company Transactions.

             Not applicable.

      (d)    Exhibits.

             10.1. First Amendment to Amended and Restated Loan Agreement, dated as of March 15, 2007, between VNB New York Corp. as assignee of Valley National Bank, Merchants Bank Division, Bank Leumi, USA, Manufacturers and Traders Trust Company, Israel Discount Bank of New York, and One Liberty Properties, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ONE LIBERTY PROPERTIES, INC.



Date:     March 19, 2007                      By: /s/ Simeon Brinberg
                                              -----------------------
                                              Simeon Brinberg
                                              Senior Vice President

                                                                   Exhibit 10.1

                                                                      EXECUTION

                           FIRST AMENDMENT TO AMENDED
                           AND RESTATED LOAN AGREEMENT

        This is a First Amendment to Amended and Restated Loan
Agreement (this "First Amendment") dated as of the 15th day of March, 2007, between VNB New York Corp., as assignee of Valley National Bank, Merchants Bank Division ("Valley"), a New York corporation having an office at 275 Madison Avenue, New York, NY 10016, Bank Leumi USA ("Leumi"), having an office at 562 Fifth Avenue, New York, New York 10036, Israel Discount Bank of New York ("IDB"), having an office at 511 Fifth Avenue, New York, New York 10017, Manufacturers and Traders Trust Company ("M&T"), having an office at 350 Park Avenue, New York, New York 10017 and One Liberty Properties, Inc., a Maryland corporation, having its principal place of business at 60 Cutter Mill Road, Suite 303, Great Neck, New York 11021 (the "Borrower"). Capitalized terms not otherwise defined in this First Amendment shall have the meanings ascribed to them in the Loan Agreement (as defined below).

        WHEREAS, Lender and Borrower entered into a certain Amended and Restated Loan Agreement made as of the 4th day of June, 2004 (the "Loan Agreement") as amended from time to time;

        WHEREAS, Lender and Borrower wish to supplement and amend the Loan Agreement as of the date set forth above upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, it is agreed as follows:

        1. The first paragraph of the Loan Agreement is amended so that immediately prior to the words "Valley National Bank, Merchants Bank Division", the words "VNB New York Corp. as assignee of," shall be inserted and the defined term "Merchants" as such term is defined throught the Loan Agreement is hereby amended to read "Valley". Further, reference to "Merchants" in any other Loan Documents is hereby amended to refer to such entity as "VNB New York Corp.as assignee of Valley National Bank, Merchants Bank Division".

        2. The parties hereto agree that term "Loan Agreement" as set forth in that certain Amended and Restated Intercreditor and Payment Sharing
Agreement dated as of June 4, 2004 hereby refers to the Loan Agreement, as may be amended, modified or replaced from time to time with the consent of all the parties thereto.

        3. Section 1.01 "Certain Defined Terms" of the Loan Agreement is hereby amended as follows:

                (a) The definition of "Applicable Margin" is amended to replace the number "2.50%" with the number "2.15%".

                (b) The definition of "Total Secured Value" is amended to
                     replace the number "9.75%" throughout such definition with the number "8.50%".
                (c) The definition of "Total Unsecured Value" is amended to replace the number "9.75%" throughout such definition with the number "8.50%".

       4. Section 2.07 "Maturity; Maximum Revolving Credit Obligations; Prepayments." of the Loan Agreement is amended by deleting the date
 "March 31, 2007 (the "Maturity Date")and inserting in its place and stead the date "March 31, 2010 (the "Maturity Date")."

       5. Section 5.03 "Financial Requirements", subsection(f) "Minimum Net Worth" of the Loan Agreement is amended by deleting the amount "One Hundred Thirty-Five Million ($135,000,000.00) Dollars" and inserting in its place and stead the amount "One Hundred Forty Seven Million Five Hundred Thousand ($147,500,000.00) Dollars".

       6. Section 7.05 "Right of Set-off" of the Loan Agreement is hereby amended so that after the word "affiliate" on line five thereof, the words ", parent or subsidiary" are inserted immediately prior to the words "of the Lender".

       7. Section 7.05 "Right of Set-off" of the Loan Agreement is hereby amendedso that at the end of such section the following sentence is to be inserted:"For avoidance of doubt, the Borrower has granted Valley and by execution of this First Amendment, its parent, Valley National Bank, a right of set-off and security interest in any accounts of Borrower held at Valley National Bank, all which rights are subject to the terms of the Loan Agreement and any other Loan Documents, including but not limited to the Intercreditor and Payment Sharing Agreement.".

       8. All terms and conditions of the Loan Agreement, except as modified by this agreement are hereby affirmed and ratified.

       9. The effectiveness of this First Amendment shall be expressly subject to receipt by the Lender of the following items:

                 (a)  a fully executed First Amendment;
                 (b) a UCC search against Borrower disclosing no liens except as otherwise permitted by the Loan Agreement;
                 (c) a resolution of the Borrower and each Guarantor, approving and authorizing the execution, delivery and performance for this First Amendment along with certified good standing certificates for each such entity;
                 (d) an opinion letter from the in-house general counsel of Borrower and each Guarantor dated the date hereof, satisfactory in form and substance to the Lender;

                 (e) payment to each Lender of a commitment fee of 1.00% of each such Lender's Commitment to Borrower;
                 (f) payment of all reasonable fees and expenses of counsel to the Lender in connection with the preparation, negotiation, execution and delivery of this First Amendment; and
                 (g) such other agreements and instruments as the Lender reasonably deems necessary to carry out the terms and provisions of this First Amendment.

       10. Borrower hereby represents and warrants that:

                (a) Except as set forth on the attached schedules, any and all of the representations, warranties and schedules contained in the Loan Agreement or any of the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date;
                (b) Except as otherwise expressly disclosed to Lender in writing by Borrower, no event has occurred and is continuing which constitutes an Event of Default under the Loan Agreement or under any of the other Loan Documents or which upon the giving of notice or the lapse of time or both would constitute an Event of Default;
                (c) As of the date hereof it is legally, validly and enforceably indebted to Valley under its Revolving
                      Credit Note in the principal amount of $-0-, to M&T under its Revolving Credit Note in the principal amount of $-0-, to Leumi under its Revolving Credit Note in the principal amount of $-0-, to IDB under its Revolving Credit Note in the principal amount of $-0-, all of which amounts are due without offset, claim, defense, counterclaim or right of recoupment;

        11. This First Amendment shall be governed and construed in accordance with the laws of the State of New York.

        12. No modification or waiver of or with respect to any provisions of this First Amendment and all other agreements, instruments and documents delivered pursuant hereto or thereto, nor consent to any departure by the Lender from any of the terms or conditions thereof, shall in any event be effective unless it shall be in writing and executed in accordance with the provisions of the Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No consent to or demand on the Borrower or any Guarantor in any case shall,of itself, entitle it, him or her to any other or further notice or demand in similar or other circumstances.

        13. The provisions of this First Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in the First Amendment in any jurisdiction.

        14. This First Amendment may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

        15. This First Amendment shall be binding upon and inure to the benefit of the Borrower and its successors and to the benefit of the Lender and its successors and assigns. The rights and obligations of the Borrower under this First Amendment shall not be assigned or delegated without the prior written consent of the Lender, and any purported assignment or delegation without such consent shall be void.

                          [Signature pages to follow.]

                  IN WITNESS WHEREOF, the parties have set their hands hereto the day and the year first above written.

                                  ONE LIBERTY PROPERTIES, INC.


                                  By: /s/ Mark H. Lundy
                                     ------------------------------------
                                     Mark H. Lundy, Senior Vice President


                                  OLP CHATTANOOGA, INC.

                                  By: /s/ Mark H. Lundy
                                     ------------------------------------
                                     Mark H. Lundy, Senior Vice President


                                   OLP PALM BEACH, INC.


                                   By: /s/ Mark H. Lundy
                                      ------------------------------------
                                      Mark H. Lundy, Senior Vice President


                                   OLP TEXAS, INC.


                                   By: /s/ Mark H. Lundy
                                      ------------------------------------
                                      Mark H. Lundy, Senior Vice President


                                   OLP HAMILTON, INC.


                                   By: /s/ Mark H. Lundy
                                      ------------------------------------
                                      Mark H. Lundy, Senior Vice President


                                   OLP CHULA VISTA CORP.


                                   By: /s/ Mark H. Lundy
                                      ------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP THEATRES LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member

                                   By: /s/ Mark H. Lundy
                                      ------------------------------------
                                      Mark H. Lundy, Senior Vice President


                                   OLP MOVIES LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      ------------------------------------
                                      Mark H. Lundy, Senior Vice President


                                   OLP TUCKER LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      -------------------------------------
                                      Mark H. Lundy, Senior Vice President


                                   OLP LAKE WORTH LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/Mark H. Lundy
                                      -------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP-NNN MANAGER LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member

                                       /s/ Mark H. Lundy
                                   By: -----------------------------------
                                       Mark H. Lundy, Senior Vice President


                                   OLP ATHENS LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      -------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP HANOVER I LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      ----------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP HANOVER PA, INC.


                                   By: /s/ Mark H. Lundy
                                      ----------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP SOMERVILLE LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      ---------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP VETERENS HIGHWAY LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      ---------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP GURNEE LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      ---------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP IOWA, INC.

                                   By: s/s Mark H. Lundy
                                      ---------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP SAGINAW INC.


                                   By: /s/ Mark H. Lundy
                                      ---------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP CENTERREACH, LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      --------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP DIXIE DRIVE HOUSTON, INC.


                                   By: /s/ Mark H. Lundy
                                      --------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP SOUTH MILWAUKEE MANAGER LLC
                                   by: One Liberty Properties, Inc. its sole
                                       member


                                   By: /s/ Mark H. Lundy
                                      --------------------------------------
                                      Mark H. Lundy, Senior Vice President

                                   OLP SAVANNAH LLC
                                   by: One Liberty Properties, Inc. its sole
                                   member


                                   By: /s/ Mark H. Lundy
                                      --------------------------------------
                                      Mark H. Lundy, Senior Vice President


                                   VNB NEW YORK CORP.


                                   By: /s/ Andrew Baron
                                      -------------------------------------
                                      Name:  Andrew Baron
                                      Title:    First Vice President


                                   BANK LEUMI USA


                                   By: /s/ Cynthia C. Wilbur
                                      --------------------------------------
                                      Name:  Cynthia C. Wilbur
                                      Title:    Vice President

                                   ISRAEL DISCOUNT BANK OF NEW YORK


                                   By: /s/ Marc Cooper
                                      ---------------------------------------
                                      Name:  Marc Cooper
                                      Title:    First Vice President

                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   MANUFACTURERS AND TRADERS TRUST COMPANY


                                   By: /s/ Daniel Parente
                                      --------------------------------------
                                      Name:  Daniel Parente
                                      Title:    Banking Officer

                                  SCHEDULE 1.01
                                   GUARANTORS


NAME                              JURISDICTION             TYPE OF ENTITY
----                              ------------             --------------

OLP CHATTANOOGA, INC.               Tennessee         Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP PALM BEACH, INC.                Florida           Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP TEXAS, INC.                     Texas             Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP HAMILTON, INC.                  New York          Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP CHULA VISTA CORP.               California        Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP THEATRES LLC                    Delaware          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP MOVIES LLC                      Delaware          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP TUCKER LLC                      Georgia           Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP LAKE WORTH LLC                  Florida           Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP-NNN MANAGER LLC                 Delaware          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP ATHENS LLC                      Georgia           Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP HANOVER I LLC                   Pennsylvania      Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP HANOVER PA, INC.                Pennsylvania      Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SOMERVILLE LLC                  Massachusetts     Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP VETERANS HIGHWAY LLC            New York          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP GURNEE LLC                      Delaware          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP IOWA, INC.                      Iowa              Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SAGINAW INC.                    Michigan          Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP CENTERREACH, LLC                New York          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP DIXIE DRIVE HOUSTON, INC.       Texas             Corporation
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SOUTH MILWAUKEE MANAGER LLC     Delaware          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

OLP SAVANNAH LLC                    Delaware          Limited Liability Company
60 Cutter Mill Road, Suite 303
Great Neck, New York 11021

                                SCHEDULE 3.01(u)

                                 COMMITMENT FEES



VNB NEW YORK CORP.                                           $225,000.00

BANK LEUMI USA                                               $100,000.00

ISRAEL DISCOUNT BANK OF NEW YORK                             $100,000.00

MANUFACTURERS AND TRADERS TRUST COMPANY                      $200,000.00

                                SCHEDULE 4.01(a)

                                  Subsidiaries

         Name
OLP BATAVIA, INC.
OLP IOWA, INC.
OLP TEXAS, INC.
OLP - TSA GEORGIA, INC.
OLP DIXIE DRIVE HOUSTON, INC.
OLP GREENWOOD VILLAGE, COLORADO, INC.
OLP FT. MYERS, INC.
OLP RABRO DRIVE CORP.
OLP CHATTANOOGA, INC.
OLP COLUMBUS, INC.
OLP MESQUITE, INC.
OLP SOUTH HIGHWAY HOUSTON, INC.
OLP SELDEN, INC.
OLP PALM BEACH, INC.
OLP NEW HYDE PARK, INC.
OLP CHAMPAIGN, INC.
OLP EL PASO, INC.
OLP HAMILTON, INC.
OLP PLANO, INC.
OLP HANOVER PA, INC.
OLP GRAND RAPIDS, INC.
OLP PLANO I, L.P.
OLP EL PASO I, L.P.
OLP HANOVER I LLC
OLP PLANO LLC
OLP EL PASO I LLC
OLP THEATRES LLC
OLP RONKONKOMA LLC
OLP HAUPPAUGE, LLC
OLP LAKE CHARLES LLC
OLP MOVIES LLC
OLP TUCKER LLC
OLP LAKE WORTH LLC
OLP SOMMERVILLE LLC
OLP MARCUS DRIVE LLC
OLP LOS ANGELES, INC.
OLP NEWARK
LLC OLP GP INC.
OLP TEXAS I, LP
OLP KNOXVILLE LLC
OLP SAGINAW INC.
OLP CENTERREACH, LLC
OLP-NNN MANAGER LLC

OLP ATHENS LLC
OLP TEXAS LLC
OLP VETERANS HIGHWAY LLC
OLP GURNEE LCC
OLP GREENSBORO LLC
OLP ONALASKA LLC
OLP ST. CLOUD LLC
OLP CCANTIOCH LLC
OLP CCFERGUSON LLC
OLP CCST. LOUIS LLC
OLP CCFLORENCE LLC
OLP CCFAIRVIEW HEIGHTS LLC
OLP TOMLINSON LLC
OLP PARSIPPANY LLC
OLP HAVERTPORTFOLIO L.P.
OLP HAVERTY'S LLX
OLP HAVERTPORTFOLIO GP LLC
OLP MAINE LLC
OLP LA-MS LLC
OLP BALTIMORE LLC
OLP IOWA, INC.
OLP CHULA VISTA CORP.
OLP SOUTH MILWAUKEE MANAGER LLC
OLP SAVANNAH LLC